Exhibit 99.1

[GLOBAL ENTERTAINMENT LOGO]
                                                For Further Information Contact:
                      NEWS RELEASE                   Richard Kozuback, President
                                                Global Entertainment Corporation
                                                                    480-994-0772

                                                        Rudy R. Miller, Chairman
                                                                The Miller Group
                                              Investor Relations for the Company
                                                                    602-225-0505
                                                          gee@themillergroup.net

Global Entertainment Corporation
4909 East McDowell Road, Suite 104
Phoenix, Arizona 85008-4293

             Global Entertainment Corporation Reports Strong Results
                    for Nine-Months and Third Quarter Period

                    9-Months - Earnings Up 79.8%, EPS Doubles
                  3rd Quarter - Earnings Up 43.2%, EPS Doubles

     PHOENIX, ARIZONA, APRIL 17, 2006 -- GLOBAL ENTERTAINMENT CORPORATION (AMEX:
GEE) - a company engaged in sports management, arena and related real estate development, facility and venue management and marketing, venue ticketing and brand licensing, reported strong results for both the nine-months and third quarter periods ended February 28, 2006. Net income for the nine-month, fiscal 2006 period ended February 28, 2006 increased 79.8% to $242,477 compared to net income of $134,859 in the comparable nine-month period in fiscal 2005. Earnings per share doubled to $0.04 per diluted share for the nine-month period of fiscal 2006, compared to the prior year nine-month period when earnings per share were $0.02 per diluted share.

     For the third quarter ended February 28, 2006, net income of $95,867 was up 43.2% over net income of $66,924 in the comparable third quarter period of the prior year. Earnings per share for the third quarter ended February 28, 2006 was $0.02 per diluted share, compared to $0.01 per diluted share in the prior year.

     "Of our multiple revenue sources, project management and venue ticketing were the leading contributors to our increases for both the nine-month and third quarter periods. In the nine-month period each division individually accounted for 10.9% of our gross revenue. Revenue for Encore, our facility management company that began operations in September 2005, is realized based on management agreements with two multi-purpose events centers. As additional centers under ICC development are completed, we anticipate Encore and GetTix will have the ability to continue to have a positive impact on our operating results," stated Rick Kozuback, president and chief executive officer of Global Entertainment Corporation. Currently under construction are the Rio Rancho (New Mexico) Events Center and the Prescott Valley (Arizona) Convention and Events Center. Both facilities are scheduled to open in the fall of this year.

         Kozuback concluded, "The positive results we report are a reflection of the focus of our dedicated management team and staff have for the success of Global Entertainment and our goal of building long-term shareholder value."

Global Entertainment Corporation is an integrated event and entertainment company focused on mid-size communities that is engaged, through its six wholly owned subsidiaries, in sports management, arena and related real estate development, facility and venue management and marketing, venue ticketing and brand licensing. The WPHL, INC., through a joint operating agreement with the Central Hockey League (CHL), is the operator and franchisor of professional minor league hockey teams in eight states. INTERNATIONAL COLISEUMS COMPANY serves as project manager for arena development while ENCORE FACILITY MANAGEMENT coordinates all arena facility operations. GLOBAL ENTERTAINMENT MARKETING SYSTEMS (GEMS) pursues licensing and marketing opportunities related to the Company's sports management and arena developments and operations. GLOBAL ENTERTAINMENT TICKETING (GetTix.Net) is an in-house ticketing company for sports and entertainment venues. CRAGAR INDUSTRIES, INC. is the licensor for its nationally recognized, branded products CRAGAR(R), TRU-SPOKE(R), CRAGAR S/S(R) and STREET PRO(R).

Visit our web sites:

www.globalentertainment2000.com                      www.centralhockeyleague.com
www.coliseums.com                www.gems2000.com    www.EFM2000.com
www.Cragar.com                                       www.GetTix.net

        Certain statements in this release may be "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements may include projections of matters that affect revenue, operating expenses or net earnings; projections of capital expenditures; projections of growth; hiring plans; plans for future operations; financing needs or plans; plans relating to the company's products and services; and assumptions relating to the foregoing.

        Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking information.

        Some of the important factors that could cause the company's actual results to differ materially from those projected in forward-looking statements made by the company include, but are not limited to, the following: intense competition within the sports and entertainment industries, past and future acquisitions, expanding operations into new markets, risk of business interruption, management of rapid growth, need for additional financing, changing consumer demands, dependence on key personnel, sales and income tax uncertainty and increasing marketing, management, occupancy and other administrative costs.

        These factors are discussed in greater detail in the company's Annual Report on Form 10-KSB for the year ended May 31, 2005, as filed with the Securities and Exchange Commission.

                       FINANCIAL TABLE FOLLOWS:

               GLOBAL ENTERTAINMEENT CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED SUMMARY OF OPERATIONS

                              FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)

                                            For the three months ended         For the nine months ended
                                          February 28,      February 28,    February 28,       February 28,
                                              2006              2005            2006               2005
                                          -----------      -----------       -----------       -----------
Revenue                                   $ 2,866,206      $ 2,621,264       $11,004,876       $ 9,032,341

Expenses                                    2,826,016        2,549,224        10,769,781         8,892,368
                                          -----------      -----------       -----------       -----------
Income from operations                         40,190           72,040           235,095           139,973

Other income (expense)                         (1,608)          (5,116)           (2,903)           (5,114)
                                          -----------      -----------       -----------       -----------

Income before income taxes                     38,582           66,924           232,192           134,859

Income tax benefit                             57,285               --            10,285                --
                                          -----------      -----------       -----------       -----------
Net income                                $    95,867      $    66,924       $   242,477       $   134,859
                                          ===========      ===========       ===========       ===========

Net Income per common share: Basic        $      0.02      $      0.01       $      0.05       $      0.03

Weighted average number of common
shares outstanding: Basic                   5,348,302        5,345,738         5,346,583         5,343,128

Net Income per common share: Diluted      $      0.02      $      0.01       $      0.04       $      0.02

Weighted average number of common
shares outstanding: Diluted                 5,679,597        5,533,647         5,684,406         5,514,338

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